Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of First South Bancorp, Inc. (the “Registrant”) hereby certify that this Annual Report on Form 10-K/A for the year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 2, 2015	By:	/s/ Bruce W. Elder
Name: Bruce W. Elder
Title: President and Chief Executive Officer

Date: April 2, 2015	By:	/s/ Scott C. McLean
Name: Scott C. McLean
Title: Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)